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                                                                   EXHIBIT 10.10
                                                                [EXECUTION COPY]

                                    FORM OF
                                    GUARANTY

         This Guaranty dated as of July 31, 2002 ("Guaranty") is by each of the entities named on the signature pages hereto (each a "Guarantor" and collectively, the "Guarantors"), in favor of Citibank, N.A., as surety administrative agent ("Agent") for the Financial Institutions (as defined below).

                                  INTRODUCTION

         A. The Williams Companies, Inc., a Delaware corporation (the "Company"), has entered into a Credit Agreement dated as of July 31, 2002 (as amended, modified, supplemented or restated from time to time, the "L/C Credit Agreement," the defined terms of which are used in this Guaranty unless otherwise defined herein), together with Citicorp USA, Inc., as agent and collateral agent ("Collateral Agent"), Bank of America N. A., as syndication agent ("Syndication Agent"), Citibank, N.A. and Bank of America N.A., as issuing bank ("Issuing Bank") and the banks named therein (the "L/C Banks"), and Salomon Smith Barney Inc., as "L/C Arranger" providing for the extension of credit and the issuance of Letters of Credit. The Collateral Agent, Syndication Agent, Issuing Bank, L/C Banks and L/C Arranger are collectively referred to herein as the "L/C Financial Institutions."

         B. The Company; Northwest Pipeline Corporation, a Delaware corporation; Transcontinental Gas Pipe Line Corporation, a Delaware corporation; and Texas Gas Transmission Corporation, a Delaware corporation, as the borrowers (referred to herein as the "MWCA Borrowers" and collectively with the L/C Borrower as the "Borrowers"), have entered into a Credit Agreement dated July 25, 2000, (as amended, modified, supplemented or restated from time to time, the "Multiyear Williams Credit Agreement"), together with the banks named therein, (the "MWCA Banks"), and The Chase Manhattan Bank and Commerzbank AG as co-syndication agents (collectively, the "Co-Syndication Agents"), and Credit Lyonnais New York Branch as documentation agent ("Documentation Agent") and Citibank, N.A., as agent ("MWCA Agent"), and Salomon Smith Barney, as Arranger ("MWCA Arranger"), providing for the making of advances by the MWCA Banks. The MWCA Banks, Co-Syndication Agents, MWCA Agent, Documentation Agent and MWCA Arranger are collectively referred to herein as the "MWCA Financial Institutions".

         C. The MWCA Financial Institutions and the L/C Financial Institutions are referred to herein collectively as the "Financial Institutions." The L/C Credit Agreement and the Multiyear Williams Credit Agreement together with all documents, instruments, agreements, certificates, and notices at any time executed and/or delivered in connection with either of the foregoing are collectively, referred to herein, as the same may be amended and modified from time to time, as the "Credit Documents".

         D. It is a condition to certain transactions under the Credit Documents, that the Guarantors shall have executed and delivered this Guaranty.

         E. The Company is the principal financing entity for all capital requirements of its Guarantors, and from time to time the Company has made capital contributions and advances to each Guarantor. Each Guarantor is a wholly owned Subsidiary of the Company and will derive


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substantial direct or indirect benefit from the transactions contemplated by the
Credit Documents.

         THEREFORE, in order to induce the Financial Institutions to enter into and/or continue certain financing transactions described in the Credit Documents, each of the Guarantors hereby agrees with Agent for its benefit and the benefit of the Financial Institutions as follows:

Section 1. Guaranty. Each of the Guarantors, severally, hereby unconditionally and irrevocably guarantees the punctual payment when due, whether at stated maturity, by acceleration or otherwise, of the Guaranteed Obligations (defined below) For purposes of this Guaranty, the "Guaranteed Obligations" shall mean collectively (a) all obligations under this Guaranty and (b) the outstanding principal amount of indebtedness, reimbursement obligations for draws on letters of credit, and cash collateralization obligations for letters of credit under the Credit Documents, all accrued but unpaid interest thereon under the Credit Documents, all premium, if any, in connection therewith under the Credit Documents, all fees in connection therewith under the Credit Documents, and all other reimbursement, indemnification, and other payment obligations in connection therewith under the Credit Documents. Without limiting the generality of the foregoing, each Guarantor's liability shall extend to all amounts which constitute part of the Guaranteed Obligations even if such Guaranteed Obligations are declared unenforceable or not allowable in a bankruptcy, reorganization, or similar proceeding involving any Borrowers, or any guarantor of any portion of the foregoing Guaranteed Obligations (collectively such guarantors together with the Guarantors and the Borrowers are referred to herein as the "Obligors"). This Guaranty is a guarantee of payment, not of collection, and each Guarantor is primarily liable for the payment of the Guaranteed Obligations.

Section 2. Limit of Liability. The liabilities and obligations of the each Guarantor hereunder shall be limited to an aggregate amount equal to the largest amount that would not render such Guarantor's obligations hereunder subject to avoidance under Section 548 of the United States Bankruptcy Code or any comparable provisions of any applicable state law.

Section 3. Guaranty Absolute. Each of the Guarantors guarantees that the Guaranteed Obligations will be paid strictly in accordance with the Credit Documents, regardless of any law, regulation, or order now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of Agent or any Financial Institution with respect thereto. The obligations of each Guarantor under this Guaranty are independent of the Guaranteed Obligations in each and every particular, and a separate action or actions may be brought and prosecuted against any other Obligor, or any other Person regardless of whether any other Obligor or any other Person is joined in any such action or actions. The liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of:

         (a) The lack of validity or unenforceability of the Guaranteed Obligations or any Credit Document (other than this Guaranty against such Guarantor) for any reason whatsoever, including that the act of creating the Guaranteed Obligations is ultra vires, that the officers or representatives executing the documents creating the Guaranteed Obligations exceeded their authority, that the Guaranteed Obligations violate usury or other laws, or that any Obligor has defenses to the payment of the Guaranteed Obligations, including breach of warranty, statute of frauds, bankruptcy, statute of limitations, lender liability, or accord and satisfaction;



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         (b) Any change in the time, manner, or place of payment of, or in any term of, any of the Guaranteed Obligations, any increase, reduction, extension, or rearrangement of the Guaranteed Obligations, any amendment, supplement, or other modification of the Credit Documents, or any waiver or consent granted under the Credit Documents, including waivers of the payment and performance of the Guaranteed Obligations;

         (c) Any release, exchange, subordination, waste, or other impairment (including negligent, willful, unreasonable, or unjustifiable impairment) of any collateral securing payment of the Guaranteed Obligations; the failure of Agent, any Financial Institution or any other person to exercise diligence or reasonable care in the preservation, protection, enforcement, sale, or other handling of the collateral; the fact that any security interest, lien, or assignment related to any collateral for the Guaranteed Obligations shall not be properly perfected, or shall prove to be unenforceable or subordinate to any other security interest, lien, or assignment;

         (d) Any full or partial release of any Obligor (other than the full or partial release of such Guarantor);

         (e) The failure to apply or the manner of applying collateral or payments of the proceeds of collateral against the Guaranteed Obligations;

         (f) Any change in the organization or structure of any Obligor; any change in the shareholders, directors, or officers of any Obligor; or the insolvency, bankruptcy, liquidation, or dissolution of any Obligor or any defense that may arise in connection with or as a result of any such insolvency, bankruptcy, liquidator or dissolution;

         (g) The failure to give notice of any extension of credit made by Agent or any Financial Institution to any Obligor, notice of acceptance of this Guaranty, notice of any amendment, supplement, or other modification of any Credit Document, notice of the execution of any document or agreement creating new Guaranteed Obligations, notice of any default or event of default, however denominated, under the Credit Documents, notice of intent to demand, notice of demand, notice of presentment for payment, notice of nonpayment, notice of intent to protest, notice of protest, notice of grace, notice of dishonor, notice of intent to accelerate, notice of acceleration, notice of bringing of suit, notice of Agent or any Financial Institution's transfer of the Guaranteed Obligations, notice of the financial condition of or other circumstances regarding any Obligor, or any other notice of any kind relating to the Guaranteed Obligations;

         (h) Any payment or grant of collateral by any Obligor to Agent or any Financial Institution being held to constitute a preference under bankruptcy laws, or for any reason Agent or any Financial Institution is required to refund such payment or release such collateral;

         (i) Any other action taken or omitted which affects the Guaranteed Obligations, whether or not such action or omission prejudices any Guarantor or increases the likelihood that any Guarantor will be required to pay the Guaranteed Obligations pursuant to the terms hereof;

         (j) The fact that all or any of the Guaranteed Obligations cease to exist by operation of law, including, without limitation, by way of discharge, limitation or tolling thereof under applicable bankruptcy laws; and


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         (k) Any other circumstances which might otherwise constitute a defense available to, or a discharge of any Obligor (other than the discharge of such Guarantor).

Section 4.  Agent's Rights and Certain Waivers.

         4.01. Notice and Other Remedies. Each of the Guarantors hereby waives promptness, diligence, notice of acceptance, notice of acceleration, notice of intent to accelerate, and any other notice with respect to any of the Guaranteed Obligations and this Guaranty and any requirement that Agent or any Financial Institution protect, secure, perfect or insure any security interest or other Lien or any property subject thereto or exhaust any right to take any action against any Obligor or any other Person or any collateral.

         4.02. Waiver of Subrogation and Contribution. (a) Until such time as the Guaranteed Obligations are irrevocably paid in full, each of the Guarantors hereby irrevocably waives any claim or other rights which it may acquire against any Obligor that arise from such Guarantor's Guaranteed Obligations under this Guaranty or any other Credit Document, including, without limitation, any right of subrogation (including, without limitation, any statutory rights of subrogation under Section 509 of the Bankruptcy Code, 11 U.S.C. Section 509), reimbursement, exoneration, contribution, indemnification, or any right to participate in any claim or remedy of Agent or any Financial Institution against any Obligor, or any collateral which Agent or any Financial Institution now has or acquires. If any amount shall be paid to any Guarantor in violation of the preceding sentence and the Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of Agent and the Financial Institutions, and shall promptly be paid to Agent for the benefit of Agent and the Financial Institutions to be applied to the Guaranteed Obligations, whether matured or unmatured, as Agent may elect. Each of the Guarantors acknowledges that it will receive direct and indirect benefits from the financing arrangements contemplated by the Credit Documents and that the waiver set forth in this Section 4.02(a) is knowingly made in contemplation of such benefits.

         (b) Each of the Guarantors agrees that, to the extent that any Borrower makes payments to Agent or any Financial Institution, or Agent or any Financial Institution receives any proceeds of collateral, and such payments or proceeds or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside, or otherwise required to be repaid, then to the extent of such repayment the Guaranteed Obligations shall be reinstated and continued in full force and effect as of the date such initial payment or collection of proceeds occurred. EACH OF THE GUARANTORS SHALL INDEMNIFY THE AGENT AND ANY FINANCIAL INSTITUTION AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS FROM, AND DISCHARGE, RELEASE, AND HOLD EACH OF THEM HARMLESS AGAINST, ANY AND ALL LOSSES, LIABILITIES, GUARANTEED OBLIGATIONS, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, DISBURSEMENTS, CLAIMS OR DAMAGES TO WHICH ANY OF THEM MAY BECOME SUBJECT, INSOFAR AS SUCH LOSSES, LIABILITIES, GUARANTEED OBLIGATIONS, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, DISBURSEMENTS, CLAIMS OR DAMAGES ARISE OUT OF OR RESULT FROM (I) ANY ACTUAL OR PROPOSED USE BY ANY BORROWER, OR ANY AFFILIATE OF ANY BORROWER OF THE PROCEEDS OF ANY ADVANCE, (II) ANY BREACH BY ANY GUARANTOR OF ANY PROVISION OF THIS GUARANTY OR ANY OTHER CREDIT DOCUMENT, (III) ANY INVESTIGATION, LITIGATION OR OTHER PROCEEDING (INCLUDING ANY THREATENED INVESTIGATION OR PROCEEDING) RELATING TO THE FOREGOING, OR (IV) ANY ENVIRONMENTAL CLAIM OR REQUIREMENT OF ENVIRONMENTAL LAWS CONCERNING OR RELATING TO THE PRESENT OR PREVIOUSLY-OWNED OR OPERATED PROPERTIES, OR THE OPERATIONS OR BUSINESS, OF ANY OBLIGOR, AND EACH OF THE GUARANTORS SHALL REIMBURSE THE AGENT AND EACH




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FINANCIAL INSTITUTION, AND EACH AFFILIATE THEREOF AND THEIR RESPECTIVE
DIRECTORS, OFFICERS, EMPLOYEES AND AGENTS, UPON DEMAND FOR ANY REASONABLE OUT-OF-POCKET EXPENSES (INCLUDING LEGAL FEES) INCURRED IN CONNECTION WITH ANY SUCH INVESTIGATION, LITIGATION OR OTHER PROCEEDING; AND EXPRESSLY INCLUDING ANY SUCH LOSSES, LIABILITIES, GUARANTEED OBLIGATIONS, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, DISBURSEMENTS, CLAIMS, DAMAGES, OR EXPENSE INCURRED BY REASON OF THE PERSON BEING INDEMNIFIED'S OWN NEGLIGENCE, BUT EXCLUDING ANY SUCH LOSSES, LIABILITIES, GUARANTEED OBLIGATIONS, PENALTIES, ACTIONS, JUDGMENTS, SUITS, COSTS, DISBURSEMENTS, CLAIMS, DAMAGES OR EXPENSES INCURRED BY REASON OF THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF THE PERSON TO BE INDEMNIFIED.

         Agent shall have the absolute right to make demands for, file suits, claims or engage in other proceedings and exercise any other rights or remedies available to Agent to collect amounts owed to it pursuant to the terms of the indemnities set forth in this Guaranty, and Agent shall not need the consent of any other Financial Institution or Person whatsoever to do so.

         4.03. Modifications and Amendment to the Credit Documents. As provided in Section 1 above, certain increases in the principal indebtedness outstanding under the Credit Documents shall not constitute Guaranteed Obligations. Except as to the foregoing, the parties to the Credit Documents shall have the right to amend or modify such Credit Agreements without affecting the rights provided for in this Guaranty.

Section 5. Representations and Warranties. Each of the Guarantors hereby represents and warrants as follows:

         (a) Business Existence. Each of the Guarantors is duly organized, validly existing, and in good standing under the laws of the jurisdiction of its organization and in good standing and qualified to do business in each jurisdiction where its ownership or lease of property or conduct of its business requires such qualification and where a failure to be qualified could reasonably be expected to cause a material adverse effect.

         (b) Power. The execution, delivery, and performance by each of the Guarantors of this Guaranty and the other Credit Documents to which it is a party and the consummation of the transactions contemplated hereby and thereby
(a) are within such Guarantor's powers, (b) have been duly authorized by all necessary action, (c) do not contravene (i) such Guarantor's organizational and constitutional documents or (ii) any law or any contractual restriction binding on or affecting such Guarantor or its property, and (d) will not result in or require the creation or imposition of any Lien prohibited by the Credit Documents.

         (c) Authorization and Approvals. No authorization or approval or other action by, and no notice to or filing with, any Governmental Authority is required for the due execution, delivery and performance by the Guarantors of this Guaranty or the other Credit Documents to which any Guarantor is a party or the consummation of the transactions contemplated thereby.

         (d) Enforceable Obligations. This Guaranty and the other Credit Documents to which such Guarantor is a party have been duly executed and delivered by such Guarantor. Each Credit Document to which any Guarantor is a party is the legal, valid, and binding obligation of each such Guarantor and is enforceable against each such Guarantor in accordance with its terms, except as such enforceability may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, or similar law affecting creditors' rights generally.


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         (e) Solvency. Each Guarantor is and shall be after giving effect to this Guaranty, individually and together with its Subsidiaries, Solvent.

Section 6. Covenants.

         (a) Each Guarantor will comply with all provisions of the Credit Documents that are applicable to such Guarantor including the provisions of
Article V of the L/C Credit Agreement.

         (b) In the event that Agent wishes to enforce the guarantee contained in Section 1 hereof against any Guarantor, it shall make written demand for payment from such Guarantor, provided that no such demand shall be required if such Guarantor is in bankruptcy, liquidation, or other insolvency proceedings, and provided that failure by Agent to make such demand shall not affect any Guarantor's obligations under this Guaranty.

         (c) All indebtedness of any Guarantor to another Obligor or any Borrower or any Subsidiary of a Borrower shall be subordinated to all indebtedness of any Guarantor to Agent or any Financial Institution under any of the Credit Documents (the "Senior Indebtedness"), as follows:

         (i) In the event of any insolvency or bankruptcy proceedings, or any receivership liquidation, reorganization, or other similar proceedings in connection therewith, relative to any Guarantor, or to its property, or in the event of any proceedings for voluntary liquidation, dissolution, or other winding up of any Guarantor, whether or not involving insolvency or bankruptcy, then the holders of the Senior Indebtedness shall be entitled to receive payment in full of all Senior Indebtedness before any Obligor or any Subsidiary of a Borrower shall receive any payment on account of principal or interest due such Person from any Guarantor;

         (ii) After the occurrence and during the continuance of any default or event of default, however denominated, under any Credit Document (an "Event of Default"), no Guarantor shall exercise or attempt to exercise any right of offset or counterclaim in respect of any of its obligations to any other Obligor or any Subsidiary of a Borrower if the effect thereof shall be to reduce the amount of any payment to which the holders of Senior Indebtedness would be entitled in the absence of such offset or counterclaim; and if and to the extent that, notwithstanding the foregoing, any Guarantor is required by any mandatory provisions of law to exercise any such right of offset or counterclaim, each reduction of the amount owing on the account of the principal of or premium (if any) or interest owed to any Obligor or any Subsidiary of a Borrower by reason of such offset or counterclaim shall be deemed to be a payment by such Guarantor in a like amount in respect of such amounts which clause (iv) below shall apply;

         (iii) Following the occurrence and during the continuance of any Event of Default, (A) payment of the principal or interest upon any indebtedness owed to any Obligor or any Subsidiary of a Borrower shall not be made thereunder until payment in full of all Senior Indebtedness has been made and (B) the holders of the Senior Indebtedness shall be entitled to receive payment in full of all Senior Indebtedness prior to the entitlement of any Obligor or any Subsidiary of a Borrower to receive any payment of the principal or interest (except for payments which have been made prior to the occurrence of such event of default);

         (iv) If, notwithstanding the provisions of the foregoing subparagraphs
(i) through (iii), any payment or distribution on any indebtedness shall be received by any Guarantor or any



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Obligor or any Subsidiary of a Borrower while an Event of Default exists and before the holders of the Senior Indebtedness shall have received payment in full on all Senior Indebtedness, such payment or distribution shall be (and shall be deemed to be) held in trust for the benefit of, and shall be paid over or delivered or transferred to, the holders of the Senior Indebtedness for application to the payment of all Senior Indebtedness held by such holder to the extent necessary to satisfy such Senior Indebtedness; and

         (v) No present or future holder of Senior Indebtedness shall be prejudiced in its right to enforce subordination of any Obligor or any Subsidiary of a Borrower by any act or failure to act on the part of such Guarantor whether or not such act or failure shall give rise to any right of rescission or other claim or cause of action on the part of any other Guarantor or any Borrower or any Subsidiary of a Borrower. The provisions of the foregoing paragraphs with respect to subordination are solely for the purpose of defining the relative rights of the holders of Senior Indebtedness on the one hand, and any Obligor or any Subsidiary of a Borrower on the other hand, and none of such provisions shall impair, as between such Guarantor and any Obligor or any Subsidiary of a Borrower, the obligation of such Guarantor, which is unconditional and absolute, to pay to any Obligor or any Subsidiary of a Borrower the principal and interest of any indebtedness in accordance with its terms, nor shall anything in such provisions prevent any other Obligor or any Subsidiary of a Borrower from exercising all remedies otherwise permitted by applicable law or hereunder upon default hereunder, subject to the rights of holders of Senior Indebtedness under such provisions.

Section 7. Agency and Intercreditor Arrangement.

         (a) Agent's Authorization and Action. By acceptance of this Guaranty each of the Financial Institutions hereby appoints and authorizes Citibank, N.A. as the agent, to take such action as agent on such Financial Institution's behalf and to exercise such powers under the this Guaranty as are delegated to the Agent by the terms hereof, together with such powers as are reasonably incidental thereto; provided, however, Agent shall not bring an action on behalf of the Financial Institutions to enforce their rights against an Obligor under the terms of this Guaranty until Agent receives the approval of the Majority Financial Institutions (as defined below) to do so. As to any matters not expressly provided for by this Guaranty, the Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Majority Financial Institutions, and such instructions shall be binding upon all Financial Institutions; provided, however, that the Agent shall not be required to take any action which exposes the Agent to personal liability or which is contrary to this Guaranty or applicable law. The Agent agrees to give to each Financial Institution prompt notice of each notice given to it by any Guarantor pursuant to the terms of this Guaranty. For purposes of this Guaranty, "Majority Financial Institutions" shall have consented when consent has been received from both (a) the Majority Banks as such term is defined in the L/C Credit Agreement, and (b) the Majority Banks as such term is defined in the MWCA Credit Agreement.

         (b) Agent's Reliance, Etc. Neither the Agent nor any of its directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it or them under or in connection with this Guaranty, except for its or their own gross negligence or willful misconduct. Without limitation of the generality of the foregoing, the Agent: (i) may continue to treat each of the original Financial Institutions as a current Financial Institution until the Agent receives



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documentation that is acceptable to Agent (in the Agent's sole discretion)
evidencing any transfer of such Financial Institutions rights and obligations to another entity; (ii) may consult with legal counsel (including counsel for any Borrower), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts; (iii) makes no warranty or representation to any Financial Institution and shall not be responsible to any Financial Institution for any statements, warranties or representations (whether written or oral) made in or in connection with this Guaranty; (iv) shall not have any duty to ascertain or to inquire as to the performance or observance of any of the terms, covenants or conditions of this Guaranty on the part of any Obligor or to inspect any property (including the books and records) of any Obligor; (v) shall not be responsible to any Financial Institution for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of this Guaranty or any other instrument or document furnished pursuant hereto; and (vi) shall incur no liability under or in respect of any Credit Document or this Guaranty by acting upon any notice, consent, certificate or other instrument or writing (which may be by telecopier, telegram, cable or telex) believed by it to be genuine and signed or sent by the proper party or parties.

         (c) Rights. With respect to (a) its Letter of Credit Commitments, the advances made by it, the Reimbursement Obligations owed to it, any Letter of Credit Interest held by it, the notes, if any, issued to it and all other credit extensions and documents related to the L/C Credit Agreement and (b) its Commitments, Advances, Notes (as such terms are defined in the MWCA Credit Agreement) issued to it and all other credit extensions and documents related to the MWCA Credit Agreement, Citibank N.A., shall have the same rights and powers under the above described credit extensions and documents and this Guaranty as any other Financial Institution and may exercise the same as though it was not the Agent. The terms Financial Institution and Financial Institutions shall, unless otherwise expressly indicated, include Citibank N.A. in its individual capacity. Citibank N.A., and its affiliates may accept deposits from, lend money to, act as trustee under indentures of, and generally engage in any kind of business with, any Borrower, any Subsidiary of any Borrower, any Person who may do business with or own, directly or indirectly, securities of any Borrower or any Subsidiary or Borrower and any other Person, all as if Citibank N.A. were not the Agent, in each case without any duty to account therefor to any of the Financial Institutions.

         (d) Financial Institution Credit Decision. Each Financial Institution acknowledges that it has, independently and without reliance upon the Agent or any other Financial Institution and based on the financial statements and such other documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into the transactions set forth in the Credit Documents it has executed. Each Financial Institution also acknowledges that it will, independently and without reliance upon the Agent or any other Financial Institution and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under any of the Credit Documents or this Guaranty.

         (e) Successor Agent. The Agent may resign at any time as Agent under this Guaranty by giving written notice thereof to the Financial Institutions and the Borrowers and may be removed at any time with or without cause by the Majority Financial Institutions. Upon any such resignation or removal, the Majority Financial Institutions shall have the right to appoint a successor Agent from among the Financial Institutions. If no successor Agent shall



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have been so appointed by the Majority Financial Institutions with such consent, and shall have accepted such appointment, within 30 days after the retiring Agent's giving of notice of resignation or the Majority Financial Institutions' removal of the retiring Agent, then the retiring Agent may, on behalf of the Financial Institutions, appoint a successor Agent, which shall be an entity which is a commercial bank organized under the laws of the United States of America or of any State thereof and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent under this Guaranty by a successor Agent, such successor Agent shall thereupon succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent and shall function as the Agent under this Guaranty, and the retiring Agent shall be discharged from its duties and obligations as Agent under this Guaranty. After any retiring Agent's resignation or removal hereunder as Agent, the provisions of this Article 7 shall inure to its benefit as to any actions taken or omitted to be taken by it while it was Agent under this Guaranty.

         (f) Application of Proceeds. The proceeds of any sale of, or other realization upon, all or any funds or collateral pursuant to the terms of this Guaranty shall be in the following order:

             First, to payment of the reasonable expenses of any such sale or other realization, including payment of fees, indemnities, expenses and other amounts (including, without limitation, attorneys' fees) payable to Agent in its capacity as such, and to the ratable payment of any other unreimbursed reasonable expenses for which Agent or any Financial Institution is to be reimbursed pursuant to this Guaranty; and

             Second, to the Financial Institutions ratably according to their Credit Exposure.

A Financial Institution's "Credit Exposure" shall be equal to (a) the amount of its ratable portion of Obligations under the L/C Credit Agreement plus, (b) the positive amount, if any, by which (i) its commitments, however denominated, to issues additional Letters of Credit and/or extend any other type of additional credit to Borrower under the L/C Credit Agreement exceed (ii) the amount of its ratable portion of Obligations under the L/C Credit Agreement plus, (c) the amount of its ratable portion of outstanding Advances under the MWCA Credit Agreement plus (d) the positive amount, if any, by which (i) its Commitments exceed (ii) its ratable portion of outstanding Advances under the MWCA Credit Agreement. For purposes of (c) and (d) above Advances and Commitment shall have the meaning set forth for such terms in the MWCA Credit Agreement. If all Commitments under the L/C Credit Agreement and all Commitments (as such term is defined in the MWCA Credit Agreement) under the MWCA Credit Agreement have terminated, the Credit Exposure of each Financial Institution shall be deemed to be (i) the amount of its commitments, however denominated, to issues additional Letters of Credit and/or extend any other type of additional credit to Borrower under the L/C Credit Agreement immediately prior to the time that such "commitments" terminated plus (ii) the amount of its Commitments (as defined in the MWCA Credit Agreement) immediately prior to the time that such commitments terminated.

Section 8. Miscellaneous.

         8.01. Amendments, Etc. Any amendment or waiver to this Guaranty shall be effective only if approved by Financial Institutions holding at least 51% of the principal amount of the Guaranteed Obligations at the time thereof and only in the specific instance and for the specific purpose for which given. Provided, however, that any amendment or waiver releasing any Guarantor from any liability hereunder shall require the unanimous consent of all Financial Institutions and be effective only in the specific instance and for the specific purpose for which given.

         8.02. Addresses for Notices. All notices and other communications to Guarantor shall be delivered to the address set forth beneath its signature on the signature page hereto, or to such other address as shall be designated by the Guarantor by written notice to all of the Financial Institutions. All notices and other communications provided for under this Guaranty shall be in writing (including telecopy communication), shall be mailed, telecopied, or delivered, and shall, when mailed or telecopied, be effective when received in the mail or sent by telecopier.

         8.03. No Waiver; Remedies. No failure on the part of Agent or any Financial Institution to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any right hereunder preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

         8.04. Right of Set-Off. Upon the occurrence and during the continuance of any default or event of default however described under a Credit Document, Agent and each Financial Institution party to such Credit Document is hereby authorized at any time, to the fullest extent permitted by law, to set off and apply any deposits (general or special, time or demand, provisional or final) and other indebtedness owing by Agent or such Financial Institution to the accounts of the Guarantors against any and all of the obligations of the Guarantors under this Guaranty, irrespective of whether or not Agent or such Financial Institution shall have made any demand under this Guaranty and although such obligations may be contingent and unmatured. Agent and each Financial Institution agree promptly to notify the Guarantors after any such set-off and application made by Agent or such Financial Institution provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Agent and the Financial Institutions under this Section 8.04 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which Agent and the Financial Institutions may have.

         8.05. Continuing Guaranty; Assignments under Credit Documents. This Guaranty is a continuing guaranty and shall (a) remain in full force and effect until the indefeasible payment in full of the Guaranteed Obligations and all other amounts payable under this Guaranty, (b) be binding upon each Guarantor and its respective successors and assigns, (c) inure to the benefit of, and be enforceable by, Agent and each of the Financial Institutions and their respective successors, transferees and assigns, and (d) not be terminated by any Guarantor or any other Person. Without limiting the generality of the foregoing clause (c), Agent and any Financial Institution may assign or otherwise transfer all or any portion of its rights and Guaranteed Obligations and the assignee shall thereupon become vested with all the benefits in respect thereof granted to Agent or such Financial Institution herein or otherwise. Upon the indefeasible payment in full and termination of the Guaranteed Obligations, each guaranty granted hereby shall terminate and all rights hereunder shall revert to the Guarantor to the extent such rights have not been applied pursuant to the terms hereof. Upon any such termination, Agent will, at such Guarantor's expense, execute and deliver to such Guarantor such documents as such Guarantor shall reasonably request and take any other actions reasonably requested to evidence or effect such termination. This Guaranty is not assignable by any Guarantor without the written consent of the Agent.

         8.06 Incorporated Definitions. All defined terms that are incorporated from other agreements into this Guaranty by reference shall have the meanings assigned to such terms as of the date hereof but shall not be modified by any subsequent amendment or modification that takes place after the date hereof unless consented to by the parties hereto.

         8.07. Governing Law; Submission to Jurisdiction; Suits and Claims.

         (a) This Guaranty shall be governed by, and construed and enforced in accordance with, the laws of the State of New York, except to the extent provided in Section 8.07(b) hereof and to the extent that the federal laws of the United States of America may otherwise apply.

         (b) Notwithstanding anything in Section 8.07(a) hereof to the contrary, nothing in this Guaranty shall be deemed to constitute a waiver of any rights which Agent or any of the other Financial Institutions may have under the National Bank Act or other federal law, including without limitation the right to charge interest at the rate permitted by the laws of the state where Agent or any other applicable Financial Institution is located.

         (c) ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, ANY CREDIT DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER ORAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE FINANCIAL INSTITUTIONS OR ANY GUARANTOR IN CONNECTION HEREWITH OR THEREWITH MAY BE BROUGHT AND MAINTAINED IN THE COURTS OF THE STATE OF NEW YORK OR IN THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT'S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH GUARANTOR IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS BY REGISTERED MAIL, POSTAGE PREPAID, OR BY PERSONAL SERVICE WITHIN OR WITHOUT THE STATE OF NEW YORK AT THE ADDRESS FOR NOTICES PROVIDED FOR HEREIN. EACH GUARANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY HAVE OR HEREAFTER MAY HAVE TO THE LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM. TO THE EXTENT THAT ANY GUARANTOR HAS OR HEREAFTER MAY ACQUIRE ANY IMMUNITY FROM JURISDICTION OF ANY COURT OR FROM ANY LEGAL PROCESS (WHETHER THROUGH SERVICE OR NOTICE, ATTACHMENT PRIOR TO JUDGMENT, ATTACHMENT IN AID OF EXECUTION OR OTHERWISE) WITH RESPECT TO ITSELF OR ITS PROPERTY, EACH GUARANTOR HEREBY IRREVOCABLY WAIVES TO THE FULLEST EXTENT PERMITTED BY LAW SUCH IMMUNITY IN RESPECT OF ITS OBLIGATIONS UNDER THIS GUARANTY AND THE CREDIT DOCUMENTS.

         (d) EACH GUARANTOR, AGENT AND THE FINANCIAL INSTITUTIONS HEREBY IRREVOCABLY WAIVE ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS GUARANTY OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREBY.

         (e) The provisions set forth in this Guaranty shall only be enforceable by Agent, the Financial Institutions and their respective successors and assigns, and no other Person shall have the right to bring any claim or cause of action based on this Guaranty.

         Each Guarantor has caused this Guaranty to be duly executed as of the date first above written.

                        [See attached chart of Signatures to the Guaranty]


         ACKNOWLEDGED AND ACCEPTED by the following party as of the date first written above:


                         CITIBANK, N.A., as Agent (as such term is defined in
                                                   this Guaranty)

                         By:
                            --------------------------------------------------
                         Name:
                              ------------------------------------------------
                         Title:
                               -----------------------------------------------

SIGNATORIES TO THE GUARANTY

Black Marlin Pipeline Company
------------------------------------------------------------
Gas Supply, L.L.C.
------------------------------------------------------------
Juarez Pipeline Company
------------------------------------------------------------
Mapco, Inc.
------------------------------------------------------------
MAPL Investments, Inc.
------------------------------------------------------------
Memphis Generation, L.L.C.
------------------------------------------------------------
North Padre Island Spindown, Inc.
------------------------------------------------------------
WFS Enterprises, Inc.
------------------------------------------------------------
WFS-Liquids Company
------------------------------------------------------------
WFS-NGL Pipeline Company Inc.
------------------------------------------------------------
WFS-Offshore Gathering Company
------------------------------------------------------------
Williams Alaska Air Cargo Properties, L.L.C.
------------------------------------------------------------
Williams Alaska Petroleum, Inc.
------------------------------------------------------------
Williams Alaska Pipeline Company, L.L.C.
------------------------------------------------------------
Williams Bio-Energy, L.L.C.
------------------------------------------------------------
Williams Energy Marketing & Trading Company
------------------------------------------------------------
Williams Energy Services, L.L.C.
------------------------------------------------------------
Williams Ethanol Services, Inc.
------------------------------------------------------------
Williams Express, Inc. [AK]
------------------------------------------------------------
Williams Express, Inc. [DE]
------------------------------------------------------------
Williams Field Services Company
------------------------------------------------------------
Williams Field Services Group, Inc.
------------------------------------------------------------
Williams Field Services-Gulf Coast Company, L.P.
------------------------------------------------------------
Williams Gas Processing-Wamsutter Company
------------------------------------------------------------
Williams Gas Processing Company
------------------------------------------------------------
Williams Generating Memphis, LLC
------------------------------------------------------------
Williams Generation Company - Hazelton
------------------------------------------------------------
Williams Memphis Terminal, Inc.
------------------------------------------------------------
Williams Merchant Services Company, Inc.
------------------------------------------------------------
Williams Mid-South Pipelines, LLC
------------------------------------------------------------
Williams Midstream Natural Gas Liquids, Inc.
------------------------------------------------------------
Williams Natural Gas Liquids, Inc.
------------------------------------------------------------
Williams Olefins Feedstock Pipelines, L.L.C.
------------------------------------------------------------
Williams Olefins, L.L.C.
------------------------------------------------------------
Williams Petroleum Pipeline Systems, Inc.
------------------------------------------------------------
Williams Refining & Marketing, L.L.C.
------------------------------------------------------------
Worthington Generation, L.L.C.
------------------------------------------------------------